UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2002

BROWN & BROWN, INC. (Exact name of registrant as specified in its charter)

FLORIDA (State or other jurisdiction of incorporation)	0-7201 (Commission File Number)	59-0864469 (IRS Employer Identification No.)

220 S. Ridgewood Ave., Daytona Beach, FL (Address of principal executive offices)	32114 (Zip Code)

Registrant's telephone number, including area code: (386) 252-9601

ITEM 5.   OTHER EVENTS.

On November 14, 2002, Brown & Brown, Inc., a Florida corporation (the "Company"), announced the election of Jim W. Henderson, CPCU, CPA, as President and Chief Operating Officer, the assumption of expanded responsibilities by Linda S. Downs, CPCU, Regional Executive Vice President, and the elections of Charles H. Lydecker, CPCU, and J. Powell Brown, CPCU, as Regional Executive Vice Presidents.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits.

EXHIBIT         DESCRIPTION

99                    Press Release issued by Brown & Brown, Inc. on November 14, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                        BROWN & BROWN, INC.

                                                                        (Registrant)

Date: November 15, 2002                                /s/  THOMAS M. DONEGAN, JR.
                                                                         THOMAS M. DONEGAN, JR.
                                                                        VICE PRESIDENT, ASSISTANT SECREARY
                                                                          AND ASSISTANT GENERAL COUNSEL

Exhibit Index

Brown & Brown, Inc.

Current Report on Form 8-K

Dated November 15, 2002

Exhibit No.       Description

99                    Press Release issued by Brown & Brown, Inc. on November 14, 2002.